Exhibit 10.19

EXECUTION DOCUMENT

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 23, 2007, among Penthouse Media Group Inc., a Nevada corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company intends to issue and sell up to $5,000,000, but in no event less than $2,500,000, of Series B Preferred Stock, at a price equal to the Per Share Purchase Price;

WHEREAS, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.

 In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designations” Means the Certificate of Designations, Preferences and Rights attached hereto as Exhibit A.

“Closing” means the closing of each purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Commission” means the Securities and Exchange Commission.

“Empire Valuation Study” means that that certain final valuation study to be prepared and delivered by Empire Valuation Consultants, LLC to the Company on or before August 15, 2007.

“Escrow Account” means the bank account set forth in the Escrow Agreement.

“Escrow Agent” means Moses & Singer LLP or any successor escrow agent.

“Escrow Agreement” means the Escrow Agreement, dated as of the date hereof, by and among the Company, the Escrow Agent and the Investors signatory thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Per Share Purchase Price” shall initially be deemed to be $0.029603, provided that within three Business Days of the Company’s receipt of the Empire Valuation Study, the Company retroactively shall adjust the Per Share Purchase Price in good faith as follows:  the Company in good faith shall choose a valuation within the valuation range implied by the Empire Valuation Study and divide it by the number of gross diluted shares of the Company to determine the adjusted Per Share Purchase Price, but the minimum adjusted Per Share Purchase Price shall not be less than $0.01.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Series B Preferred Stock, having the preferences and rights set forth in the Certificate of Designations, issued or issuable to the Investors pursuant to this Agreement.

“Security Holders Agreement 2005” means that certain Security Holders Agreement, dated as of August 17, 2005, by and among the Company, the holders of the Series A Convertible Preferred Stock of the Company party thereto, and certain of the remaining holders of any capital stock of the Company party thereto, as amended from time to time.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

ARTICLE II.

SUBSCRIPTION, PURCHASE AND SALE

2.1

Subscriptions.

 Subject to the terms and conditions set forth in this Agreement, each Investor shall subscribe for up to that number of Shares representing such Investor’s Investment Amount by (i) delivering an executed copy of this Agreement to the Company; (ii) delivering an executed Escrow Agreement to the Company and the Escrow Agent; and (iii) depositing its Investment Amount, in United States dollars and in immediately available funds, to the Escrow Account and/or paying it directly to the Company. Payments made to the Company by Marc H. Bell and/or Daniel C. Staton and/or entities controlled by one or both of them shall be credited as payments toward Investment Amounts as they so designate.

2.2

Drawdown of Investment Amounts, Issuance of Shares.

 At any time, from the date of this Agreement until and including September 30, 2007, the Company may, subject to the terms and conditions of this Agreement and the Escrow Agreement, deliver to the Escrow Agent an instruction to draw an amount certain on the Escrow Account together with certificates for each Investor representing that number of Shares to which each such Investor is entitled pursuant to Escrow Agreement Schedule B-1.

2.3

Return of Unused Investment Amounts.

 In the event any funds remain on deposit in the Escrow Account at the close of business on September 30, 2007, the Company shall cause the Escrow Agent to return such unused funds as promptly as practicable to the Investors, consistent with the provisions of the Escrow Agreement and Escrow Agreement Schedule B-2.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.

 The Company hereby makes the following representations and warranties to each Investor:

(a)

Subsidiaries.  The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)

Organization and Qualification.  The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d)

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) filings required by state securities laws or the Securities Act, if any, and (ii) those that have been made or obtained prior to the date of this Agreement.

(f)

Issuance of the Shares.  The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Company has reserved from its duly authorized capital stock the shares of Preferred Stock issuable pursuant to this Agreement.

(g)

Litigation.  Except as previously disclosed by the Company, there is no Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(h)

Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens (i) granted in connection with the Company’s 15% Senior Secured Notes due 2010, 14% Senior Secured Notes due 2010 and 13% Subordinated Term Loan Notes due 2011, and (ii) that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

The Investor acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.  No Investor may make a claim for breach of any representation or warranty of the Company set forth herein if such Investor knew of such breach as of the applicable Closing.

3.2

Representations and Warranties of the Investors.

 Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a)

Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor.  This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)

Investment Intent.  Such Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time.  Such Investor is acquiring the Shares hereunder in the ordinary course of its business.  Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares in violation of the Securities Act.

(c)

Investor Status.  At the time such Investor was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act or an Affiliate of such a broker-dealer.

(d)

General Solicitation.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)

Access to Information.  Such Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

(a)

Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor, or in a transaction under Rule 144(k), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b)

Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)

Certificates evidencing the Shares shall not contain the legend set forth in Section 4.1(b):  (i) following a sale of such Shares pursuant to an effective registration statement, or (ii) following a sale of such Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares are eligible for sale under Rule 144(k).  Following such time as restrictive legends are not required to be placed on certificates representing Shares pursuant to the preceding sentence, the Company will, no later than three Business Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Shares containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section

(d)

Each Investor acknowledges that the Shares are subject to the provisions of the Security Holders Agreement 2005 pursuant to its terms.  Any Investor not already party to the Security Holders Agreement 2005 shall be required, as a condition of this offering, to join such agreement as a party thereto.  Certificates evidencing the Shares will contain the following legend, until such time as the Shares are no longer subject to the Security Holders Agreement 2005:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN A SECURITY HOLDERS AGREEMENT DATED AS OF AUGUST 17, 2005, AS AMENDED FROM TIME TO TIME, COPIES OF

WHICH MAY BE OBTAINED FROM THE ISSUER OR FROM THE HOLDER OF THIS SECURITY.  NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

(e)

Each Investor acknowledges receipt of a copy of that certain Limited Waiver and Consent For Series B Preferred Convertible Stock Sale, dated July   , 2007, by and between the Company, the Guarantors (as defined therein) and the Holders (as defined therein), ands acknowledges and consents to the Series B Convertible Preferred Stock Sale and the Holders Equity True-Up, and solely as concerns such Series B Convertible Stock Sale and Holders Equity True-Up, waives any rights it may have that would conflict with or provide a basis for challenge to the Holders Equity True-Up or provide for anti-dilution in connection therewith.

(f)

From time to time the Investors may agree to reallocate Shares amongst them; provided that on or prior to October 1, 2007, all Investors whose allocations are affected provide written notice of such agreement to the Company and to the Escrow Agent.

4.2

Adjustments in Number of Shares Issued.

 In the event the Per Share Purchase Price is adjusted in accordance with the definition thereof, the parties hereto agree that (i) if the Per Share Purchase Price is adjusted downward, the Company shall issue notice of such price adjustment to the Investors and shall issue to the Escrow Agent for distribution in accordance with the Escrow Agreement certificates representing that number of Shares equal to the difference between (a) the number of Shares that should have been issued for the Investment Amount of such Investor drawn by the Company divided by the adjusted Per Share Purchase Price and (b) the number of Shares originally issued, or (ii) if the Per Share Purchase Price is adjusted upward, (x) immediately, and without further action by any party, the number of Shares deemed issued to each Investor shall be the Investment Amount of such Investor drawn by the Company divided by the adjusted Per Share Purchase Price, (y) the Company shall issue a notice of adjustment to the Investors and the Escrow Agent shall deliver the Share certificates to the Company, and (z) upon receipt of such Share certificates the Company shall issue new Share certificates to the Escrow Agent representing the correct number of Shares, as determined by the adjusted Per Share Purchase Price.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1

Conditions Precedent to the Obligations of the Investors to Purchase Shares.

 The obligation of each Investor to acquire Shares at each Closing is subject to the satisfaction or waiver by such Investor, at or before such Closing, of each of the following conditions:

(a)

Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of such Closing as though made on and as of such date;

(b)

Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to such Closing;

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement;

(d)

Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect; and

(e)

Company Deliverables.  The Company shall have delivered the stock certificates to the Escrow Agent in accordance with Section 2.2.

5.2

Conditions Precedent to the Obligations of the Company to sell Shares.

 The obligation of the Company to sell Shares at each Closing is subject to the satisfaction or waiver by the Company, at or before such Closing, of each of the following conditions:

(a)

Representations and Warranties.  The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made on and as of such date;

(b)

Performance.  Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to such Closing;

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VI.

MISCELLANEOUS

6.1

Entire Agreement.

 This Agreement, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.2

Notices.

 Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Penthouse Media Group Inc. 6800 Broken Sound Parkway NW Boca Raton, Florida 33487 Facsimile: 561-988-1525 Attn.: Daniel C. Staton
With a copy to:	Moses & Singer LLP 405 Lexington Avenue New York, NY 10174 Facsimile: 212-377-6036 Attn: Arnold N. Bressler, Esq.
If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3

Amendments; Waivers; No Additional Consideration.

 No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors having committed a majority of the aggregate Investment Amount.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all Investors who then hold Shares.

6.4

Construction.

 The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

6.5

Successors and Assigns.

 This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Subject to the provisions of Section 4.1, any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers all or portions of any Shares, provided such transferee(s) agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”

6.6

No Third-Party Beneficiaries.

 This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.7

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.8

Survival.

 The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.9

Execution.

 This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10

Severability.

 If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11

Rescission and Withdrawal Right.

 Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Investor exercises a right, election,

demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.12

Replacement of Shares.

 If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13

Remedies.

 In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14

Payment Set Aside.

 To the extent that the Company makes a payment or payments to any Investor pursuant to this Agreement or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15

Independent Nature of Investors’ Obligations and Rights.

 The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.16

Limitation of Liability.

 Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under this Agreement of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PENTHOUSE MEDIA GROUP INC.
By:	/s/ Daniel C. Staton
Name: Daniel C. Staton
Title: Treasurer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

[INVESTOR] /s/ Marc Bell
By:	Name: Marc Bell
Title:
Investment Amount: $	1,974,666
Tax ID No.:

ADDRESS FOR NOTICE
c/o:	Marc Bell Capital Partners
Street:	6800 Broken Sound Pkwy Suite 200
City/State/Zip:	Boca Raton, FL 33487
Attention:
Tel:
Fax:

DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

[INVESTOR] /s/ Florian Homm
By:	Name:
Title:
Investment Amount: $	—695,842.10——
Tax ID No.:

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

[INVESTOR] /s/ Barry Florescue
By:	Name:
Title:
Investment Amount: $	275,507
Tax ID No.:

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

[INVESTOR] /s/ Russell H. Frye
By:	Name: Russell H. Frye
Title:
Investment Amount: $	79,305.05
SS ~~Tax ID No.~~:

ADDRESS FOR NOTICE
c/o:	Russell Frye
Street:	121 Centre St., Unit PH1
City/State/Zip:	Brookline, MA 02446
Attention:
Tel:
Fax:

DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

[INVESTOR] /s/ Daniel C. Staton
By:	Name: Daniel C. Staton
Title: Staton Family Investments, LLC
Investment Amount: $	1,169,996
Tax ID No.:

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

[INVESTOR] /s/ Daniel C. Staton
By:	Name: Daniel C. Staton
Title: 2007 Staton Family Perpetual Trust
Investment Amount: $	804,670
Tax ID No.:

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

EXECUTION DOCUMENT

Exhibit A

Certificate of Designations

[To be attached.]

STATE OF NEVADA

ROSS MILLER	SCOTT W. ANDERSON
Secretary of State	Deputy Secretary
for Commercial Recordings

OFFICE OF THE

SECRETARY OF STATE

Filing Acknowledgement

November 28, 2007

Job Number	Corporation Number
C20071128-2949	E0022932006-7

Filing Description	Document Filing Number	Date/Time of Filing
Designation	20070806428-07	November 28, 2007 03:50:42 PM

Corporation Name	Resident Agent
PENTHOUSE MEDIA GROUP INC.	INCORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division.  The filing date and time have been affixed to each document, indicating the date and time of filing.  A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

/s/ Ross Miller

ROSS MILLER
Secretary of State

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684-5708

Website: secretaryofstate.biz

Certificate of Designation
(PURSUANT TO NRS 78.1955)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation
For Nevada Profit Corporation
(Pursuant to NRS 78.1955)

1.

Name of corporation:

PENTHOUSE MEDIA GROUP INC.

2.

By resolution of the board of directors pursuant to a provision in the articles of incorporation, the certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Number & Designation:

200,000,000 @ .01 Series B Convertible Preferred

RESOLVED, that, pursuant to Article Three of the Articles of Incorporation of the Corporation, the Board of Directors hereby fixes the number, powers, designations, preferences and relative participating, option and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock designated as Series B Convertible Preferred Stock; and further

RESOLVED, that each share of Series B Convertible Preferred Stock shall rank equally in all respects and shall be subject to the provisions set forth in the amended attachment.

3.	Effective date of filing (optional):	(must not be later than 90 days after the certificate is filed)

4.	Office Signature (required):

Filing Fee: $175.00

IMPORTANT:

Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND RIGHTS OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

PENTHOUSE MEDIA GROUP INC.

_________________________

1.

Number and Designation.  200,000,000 shares of the Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock (the “Series B Preferred Stock”).

2.

Priority.  The Series B Preferred Stock shall, with respect to rights on liquidation, dissolution or winding up, rank:

(a)

senior to the Corporation’s common stock, par value $.01 per share (the “Common Stock”), including Common Stock designated as voting Common Stock (“Voting Common Stock”) and Common Stock designated as Series B non-voting Common Stock, and to any other class or series of the capital stock of the Corporation (unless such other class or series of capital stock constitutes “Parity Stock” or “Senior Stock,” as defined below) (collectively including the Common Stock, “Junior Stock”);

(b)

on a parity with the Corporation’s Series A Preferred Stock and with  any other class or series of the capital stock of the Corporation if the terms of such class or series of capital stock specifically provide that the holders thereof and the holders of Series B Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, as the case may be, without one having preference or priority over the other (“Parity Stock”); and

(c)

junior to any class or series of capital stock of the Corporation, if the terms of such class or series of capital stock specifically provide that the holders thereof shall be entitled to the receipt of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Stock (“Senior Stock”).

3.

Dividends.  The Corporation shall not declare, pay or set aside any dividends on shares of Common Stock unless the holders of the Series B Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series B Preferred Stock equal to the product of (a) the per share dividend to be declared, paid or set aside for the Common Stock, multiplied by (b) the number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible.

4.

Voting Rights; Directors.

(a)

On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written action of stockholders in lieu of meeting), each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Voting Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter.  Except as provided by law, the provisions of this Articles of Incorporation or by the provisions establishing any other series of Preferred Stock, holders of Series B Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Voting Common Stock as a single class.

(b)

The rights of holders of shares of Series B Preferred Stock to vote with respect to any matters as provided in this Section 4 may be exercised in person or by proxy at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares of Series B Preferred Stock required to take such action at a meeting at which all of the holders of Series B Preferred Stock were present and voted.

5.

Conversion Rights.  At the option of the holder thereof, each share of Series B Preferred Stock shall be convertible, at any time or from time to time, into fully paid and nonassessable shares of Voting Common Stock as provided herein.

(a)

Conversion Mechanics.  Each holder of shares of Series B Preferred Stock who elects to convert any shares of Series B Preferred Stock into shares of Voting Common Stock shall surrender the certificate or certificates for such shares of Series B Preferred Stock, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series B Preferred Stock being converted.  Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Voting Common Stock that such holder is entitled to receive upon such conversion.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Voting Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Voting Common Stock on such date.  If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the conversion may, at the option of any holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Voting Common Stock upon conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities.

(b)

Conversion Price.  Each share of Series B Preferred Stock shall be convertible in accordance with this Section 5 into the number of shares of Voting Common Stock that results from dividing the Original Issue Price (as defined in Section 9) for such Series B Preferred Stock by the conversion price for such Series B Preferred Stock that is in effect at the time of conversion (the “Conversion Price”).  The initial Conversion Price for the Series B Preferred Stock shall be the Original Issue Price.  The Conversion Price of the Series B Preferred Stock shall be subject to adjustment from time to time as provided below.

(c)

Adjustment Upon Common Stock Event.  Upon the record date for a Common Stock Event (as defined in this Section 5(c)) or upon the happening of a Common Stock Event (if there is no record date), whichever is earlier, the Conversion Price of the Series B Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be automatically adjusted by multiplying the Conversion Price of the Series B Preferred Stock in effect immediately prior to such Common Stock Event by a fraction (i) the numerator of which shall be the number of shares of Common Stock that are issued and outstanding immediately prior to such Common Stock Event and (ii) the denominator of which shall be the number of shares of Common Stock that are issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series B Preferred Stock.  The Conversion Price for the Series B Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event.  As used herein, the term “Common Stock Event” shall mean (i) the issuance by the Corporation of additional shares of Common Stock as a dividend or other distribution, without consideration, to one or more of its stockholders payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock, (ii) a subdivision (i.e., a stock split) of the outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) a combination (i.e., a reverse stock split) of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

(d)

Adjustment for Recapitalization, etc.  If at any time or from time to time after the Original Issue Date the Voting Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, consolidation, sale of assets or otherwise (other than by a Common Stock Event or a stock dividend or distribution provided for elsewhere in this Section 5), then in any such event each holder of Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by a holder of the number of shares of Voting Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, consolidation, sale of assets or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(e)

Sale of Shares Below Conversion Price.

(i)

Adjustment Formula.  Subject to the provisions of this Section 5(e), if at any time or from time to time after the Original Issue Date the Corporation issues or sells, or is deemed by the provisions of this Section 5(e) to have issued or sold, Additional Shares of Common Stock (as defined in Section 9), otherwise than in connection with a Common Stock Event as provided in Section 5(c), or a recapitalization, reclassification, reorganization, merger, consolidation, sale of assets or other change as provided in 5(d), for an Effective Price (as defined in Section 9) that is less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to such issue or sale (or deemed issue or sale), then, and in each such case, the Conversion Price for the Series B Preferred Stock shall be adjusted, as of the close of business on the date of such issue or sale, to the amount obtained by multiplying such Conversion Price by a fraction:

(A)

the numerator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding (as defined in Section 9) immediately prior to such issue or sale of Additional Shares of Common Stock plus (y) the quotient obtained by dividing the Aggregate Consideration Received (as defined in Section 9) by the Corporation for the total number of Additional Shares of Common Stock so issued and/or sold (and/or deemed so issued and sold) by the Conversion Price for the of Series B Preferred Stock in effect immediately prior to such issue or sale; and

(B)

the denominator of which shall be the sum of (x) the number of Common Stock Equivalents Outstanding immediately prior to such issue or sale (or deemed issue or sale) plus (y) the number of Additional Shares of Common Stock so issued or sold (and/or deemed so issued and sold).

(ii)

Deemed Issuances.  For the purpose of making any adjustment to the Conversion Price of the Series B Preferred Stock required under this Section 5(e), if the Corporation issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses and assuming the satisfaction of any conditions to convertibility or exchangeability including, without limitation, the passage of time) is less than the Conversion Price then in effect for the Series B Preferred Stock, then the Corporation shall be deemed to have issued, at the time of the issuance of such Rights or Options or Convertible Securities, that number of Additional Shares of Common

Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights or Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:

(A)

if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

(B)

if the minimum amount of consideration payable to the Corporation upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

(C)

if the minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

No further adjustment of the Conversion Price, as adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock upon the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities.  If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Preferred Stock.

(f)

Certain Adjustments upon Qualified IPO.  To the extent that 11,777,800 shares (as such shares are presently constituted, subject to proportional adjustment for any stock split or combination or reclassification) (the “Assumed Equity Plan Shares”) exceeds the actual number of shares of Common Stock (or options, warrants or rights therefor) that have been issued pursuant to the Corporation’s equity incentive or benefits plan prior to the occurrence of a Qualified IPO (excluding any such securities that are being issued upon consummation of such Qualified IPO, the “Actual Equity Plan Shares”), the Conversion Price for the Series B Preferred Stock shall be appropriately adjusted, immediately prior to the deemed liquidation, dissolution or winding up resulting from such Qualified IPO under Section  7(a), such that (excluding, only for the purposes of such calculation, the effects of any other adjustments to the Conversion Price under this Section 5) one share of Series B Preferred Stock represents upon the Qualified IPO the same proportion of the fully-diluted equity of the Corporation that such share would have represented on the Original Issue Date had the Actual Equity Plan Shares (rather than the Assumed Equity Plan Shares) been deemed issued on the Original Issue Date.

(g)

Certificate of Adjustment.  In each case of an adjustment or readjustment of the Conversion Price for the Series B Preferred Stock, the Corporation, at its expense, shall cause its Chief Financial Officer or Secretary to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series B Preferred Stock at the holder’s address as shown in the Corporation’s books.

(h)

Fractional Shares.  No fractional shares of Voting Common Stock or other securities shall be issued upon any conversion of Series B Preferred Stock.  In determining the number of fractional shares of Voting Common Stock or other securities that would otherwise have been issuable upon such conversion of Series A Preferred Stock, all shares of Voting Common Stock or other securities issuable upon all shares of Series B Preferred Stock being converted by a single holder of such Series B Preferred Stock (whether by optional or automatic conversion) shall be aggregated.  In lieu of any fractional share of Voting Common Stock or other securities to which the holder otherwise would be entitled, the Corporation shall pay the holder cash equal to the product of such fraction multiplied by the Voting Common Stock’s (or other security’s) fair market value as determined in good faith by the Board of Directors as of the date of conversion.

(i)

Reservation of Common Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Voting Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of shares of Voting Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Voting Common Stock to such number of shares as shall be sufficient for such purpose.

(j)

Notices.  Any notice required by the provisions of this Section 5 to be given to the holders of shares of the Series B Preferred Stock shall be deemed given upon the earlier of actual receipt thereof or deposit thereof in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(k)

No Dividends Upon Conversion.  Upon any conversion pursuant to this Section 5, no adjustment to the Conversion Price for the Series B Preferred Stock shall be made for any declared and/or accrued but unpaid dividends on the Series B Preferred Stock surrendered for conversion or on the Voting Common Stock delivered upon conversion.

6.

Reacquired Shares.  Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall not be issued as shares of such series and shall be retired promptly after the acquisition thereof.  All of such shares of Series B Preferred Stock shall, in accordance with Section 78.283 of the Nevada Revised Statutes, be returned to the status of authorized but unissued shares of Preferred Stock of the Corporation, and may be reissued as part of another class or series of Preferred Stock of the Corporation.

7.

Liquidation, Dissolution or Winding Up.

(a)

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of shares of Junior Stock, by reason of their ownership thereof, an amount per share of Series B Preferred Stock (such amounts in the aggregate for all shares, the “Liquidation Preference”) equal to the greater of (x) the Original Issue Price (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared and/or accrued but unpaid thereon, or (y) such amount as would have been payable had such share been converted into Voting Common Stock pursuant to Section 5 immediately prior to such liquidation, dissolution or winding up.  For the purposes of this Section 7, a Change of Control or a Qualified IPO will be deemed a “liquidation, dissolution or winding up of the Corporation.”

(b)

Insufficiency of Assets.  If upon any such liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of Series B Preferred Stock and any Parity Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

8.

Preemptive Rights.  For so long as an Original Purchaser (as defined in Section 9) and/or its Affiliates collectively own at least twenty percent (20%) of the shares of Series B Preferred Stock issued to such Original Purchaser on its Original Issue Date, each time the Corporation proposes to offer any shares of, or any securities convertible into or exercisable for any shares of any class of its capital stock (“New Stock”), the Corporation shall first make an offering of such New Stock to such Original Purchaser and its Affiliates in accordance with the following provisions:

(a)

Notice to Holders of Intention to Sell.  The Corporation shall deliver a notice (the “Investor Notice”) to such Original Purchaser and its Affiliates, as applicable, stating (i) its bona fide intention to offer such New Stock, (ii) the number of shares of such New Stock to be offered, and (iii) the terms upon which it proposes to offer such New Stock.  The Investor Notice shall be delivered by the Corporation no less than 15 calendar days prior to the proposed date of the sale of New Stock.

(b)

Election to Purchase and Consummation.  Within 15 business days after delivery of the Investor Notice, such Original Purchaser and/or its Affiliates may elect to purchase its pro rata portion, on a fully diluted, as converted basis, of such New Stock on the same terms and conditions offered or provided by the Corporation to third-party purchasers of the New Stock.  If such Original Purchaser and/or its Affiliates elects to purchase any such New Stock, such Original Purchaser and its Affiliates, as applicable, and the Corporation shall enter into a stock purchase agreement containing the same terms and conditions as the stock purchase agreement to be entered into between the Corporation and the third-party purchasers.  The Original Purchaser and any of its Affiliates electing to purchase shares of New Stock shall deliver payment (or other consideration) for such shares, and the Corporation shall issue and deliver such shares in consideration of such payment at the closing of the sale of the New Stock to the third-party purchasers.  The rights set out in this Section 8(b) will terminate immediately prior to the closing of a Qualified IPO.

(c)

Sale of the Remaining Portion.  The Corporation may, during the forty-five (45) calendar day period following the expiration of the period provided in Section 8(b), offer any remaining unsubscribed portion (the “Available Shares”) of the New Stock to any Person or Persons upon terms not more favorable to the offeree than those specified in the Investor Notice.  If the Corporation does not enter into an agreement for the sale of such portion of the New Stock within such period, or if such agreement is not consummated within 60 calendar days of the execution thereof, the rights provided in this Section 8 shall be deemed to be revived and such New Stock shall not be offered unless first reoffered to the such Original Purchaser and its Affiliates, as applicable, in accordance herewith.

(d)

Excluded Transactions.  The rights set forth in this Section 8 shall not be applicable to: (i) up to an aggregate of 11,777,800 shares (as such shares are presently constituted, subject to proportional adjustment for any stock split or combination or reclassification) of Common Stock (or options, warrants or rights therefor) issued or issuable to employees, officers or directors of, or contractors, consultants or advisers to, the Corporation pursuant to the Corporation’s equity incentive or benefits plan approved by the Board, (ii) up to an aggregate of 5,888,900 shares (as such shares are presently constituted, subject to proportional adjustment for any stock split or combination or reclassification) of Common Stock (or options, warrants or rights therefor) issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board, (iii) shares of Common Stock issued or issuable upon the conversion of shares of the Series A Preferred, (iv) up to up to an aggregate of 5,888,900 shares (as such shares are presently constituted, subject to proportional adjustment for any stock split or combination or reclassification) of Common Stock (or options, warrants or rights therefor) issued to in connection with strategic collaborations, development agreements or licensing transactions, the terms of which are approved by the Board, (v) the issuance of capital stock or rights to acquire capital stock (provided that such issuance does not result in a Change of Control of the Corporation) issued in connection with the acquisition by the Corporation of substantially all of the assets or capital stock of another Person, the terms of which are approved by the Board and (vi) stock splits, stock dividends or other similar transactions.

9.

Definitions.  For purposes of this Certificate of Designations, the following terms shall have the meanings indicated:

(a)

“Additional Shares of Common Stock” shall mean all shares of Common Stock issued or issuable by the Corporation or deemed issued pursuant to Section 5(e)(ii), whether or not subsequently reacquired or retired by the Corporation, other than:  (A) shares of Common Stock issued or issuable upon the conversion of shares of Series A Preferred Stock or Series B Preferred Stock; (B) shares of Common Stock (or options, warrants or rights therefor) issued or issuable to employees, officers or directors of, or contractors, consultants or advisers to, the Corporation pursuant to the Corporation’s equity incentive or benefits plans, any successor plan or other arrangements approved by the Board of Directors (such number of shares to be calculated net of any repurchases of such shares by the Corporation and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Common Stock Event); and (C) shares of Common Stock issued or issuable in a public offering registered under the Securities Act in which all outstanding shares of Series A Preferred Stock and Series B Preferred Stock will be converted into Common Stock or shares of Common Stock issued or issuable upon exercise of options, warrants or rights granted to underwriters in connection with such a public offering.

(b)

“Affiliate” of a Person shall mean a Person directly or indirectly controlled by, controlling or under common control with such Person, including, without limitation, managed accounts.

(c)

The “Aggregate Consideration Received” by the Corporation for any issuance or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed as the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issuance or sale and without deduction of any expenses payable by the Corporation, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in this Section 9) or Rights or Options (as defined in this Section 9) to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration that covers both, be computed as the portion of the consideration so received that may reasonably be determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

(d)

“Change of Control” means, in one transaction or a series of related transactions:

(i)

(A) the merger or consolidation of the Corporation into or with one or more Persons, (B) the merger or consolidation of one or more Persons into or with the Corporation or (C) a tender offer or other business combination if, in the case of (A), (B) or (C), the stockholders of the Corporation immediately prior to such merger, consolidation, tender offer or business combination (together with such stockholders’ Affiliates) do not retain at least a majority of the voting power of the surviving Person, or

(ii)

the sale, conveyance, exchange or transfer to another Person or Persons (in one transaction or a series of related transactions) of (A) the voting capital stock of the Corporation if, after such sale, conveyance, exchange or transfer, the stockholders of the Corporation immediately prior to such sale, conveyance, exchange or transfer (together with such stockholders’ Affiliates) do not immediately after such transaction retain at least a majority of the voting power of the Corporation or (B) more than fifty percent (50%) of the assets of the Corporation.

(e)

“Common Stock Equivalents Outstanding” shall mean the number of shares of Common Stock that is equal to the sum of (A) all shares of Common Stock that are outstanding at the time in question; plus (B) all shares of Common Stock that are issuable upon conversion or exercise of all shares of Series A Preferred Stock; plus (C) all shares of Common Stock that are issuable upon conversion or exercise of all shares of Series B Preferred Stock or other Convertible Securities or Rights or Options that are outstanding at the time in question.

(f)

“Convertible Securities” shall mean stock or other securities convertible into or exchangeable for shares of Common Stock.

(g)

The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold by the Corporation, and/or deemed to have been issued or sold by the Corporation under Section 5(e)(ii), into the Aggregate Consideration Received by the Corporation, or deemed to have been received by the Corporation under Section 5(e)(ii), for the issue of such Additional Shares of Common Stock.

(h)

[Reserved].

(i)

“Original Issue Date” shall mean, with respect to each Original Purchaser, the date on which the first share of Series B Preferred Stock is issued to such Original Purchaser by the Corporation.

(j)

“Original Issue Price” shall mean $0.029604 per share for the Series B Preferred Stock.

(k)

“Original Purchaser” shall mean each of Marc H. Bell, Staton Family Perpetual Trust, Florescue Family Corporation, Absolute Return Europe Fund and Russell H. Frye, and their respective designees.

(l)

[Reserved].

(m)

“Person” shall mean an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

(n)

“Qualified IPO” shall mean an underwritten initial public offering of shares of Common Stock pursuant to a registration statement under the Securities Act with either (i) aggregate gross proceeds to the Corporation of at least $25,000,000 or (ii) an implied equity value of the Corporation of at least $100,000,000.

(o)

[Reserved].

(p)

“Rights or Options” shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.

C.

The foregoing Certificate of Designations has been duly adopted, in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, by resolution of the Board of Directors of the Corporation.